Taxation	12 Months Ended
Dec. 31, 2025
Taxation
Taxation

(28)Taxation

In tax matters, and in particular with regard to income tax, the Group is subject to the tax regulations of various jurisdictions, as a result of the Group’s geographical dispersion and the highly international nature of the activities carried out by its companies. In this context, the effective tax rate is influenced by the distribution of the profit generated among the different countries in which the Group operates

a)Applicable taxes

Grifols, S.A. is authorized to file consolidated tax returns in Spain with Grifols Movaco, S.A., Laboratorios Grifols, S.A., Instituto Grifols, S.A., Biomat, S.A., Grifols Viajes, S.A., Grifols International, S.A., Grifols Engineering, S.A., Araclon Biotech, S.L. and Aigües Minerals de Vilajuiga, S.A. Grifols, S.A., in its capacity as Parent, is responsible for the filing and settlement of the consolidated tax return. Under prevailing tax law, Spanish companies pay 25% tax, which may be reduced by certain deductions.

The North American company Grifols Shared Services North America, Inc. is also authorized to file consolidated tax returns in the USA with Grifols Biologicals Inc., Grifols USA, LLC., Biomat USA, Inc. and Grifols Therapeutics Inc. The profits of the companies domiciled in the USA, determined in accordance with prevailing tax legislation, are subject to tax of approximately 22% of taxable income, which may be reduced by certain deductions.

During fiscal year 2025, the German tax legislation applicable to corporate income tax maintains its current rates in accordance with the tax rules enacted as of the reporting date. The statutory corporate income tax rate in Germany is 15% on the taxable base, to which a solidarity surcharge of 5.5% on the calculated tax is applied, resulting in a combined federal rate of approximately 15.825%. In addition, entities are subject to a municipal trade tax, the amount of which varies depending on the municipality in which the business activity is carried out, bringing the typical combined effective tax rate to a range of approximately 23% to 33%, depending on the relevant local jurisdiction.

Furthermore, in 2025 the German authorities approved a fiscal stimulus program aimed at encouraging business investment, which includes, among other measures, the gradual reduction of the corporate income tax rate starting in 2028—decreasing progressively from the current level until reaching a rate of 10% in 2032—subject to the enactment of the relevant legislation and approval by the German legislative chambers. These expected future changes may affect the measurement of deferred tax liabilities, in accordance with the applicable accounting criteria. The positive impact recorded under the caption ‘income tax expense’ amounted to Euros 51 million in fiscal year 2025.

On July 4, 2025, the One Big Beautiful Bill Act (“OBBBA”) was enacted into law in United States. The OBBBA includes various corporate tax provisions, such as the permanent extension or modification of certain expiring provisions originally enacted under the Tax Cuts and Jobs Act of 2017, changes to the international tax regime, and the restoration of favorable tax treatment for certain business provisions. The changes resulting from the OBBBA have multiple effective dates, with some provisions becoming effective in 2025 and others phased in through 2027. Key corporate tax provisions include the restoration of 100% bonus depreciation, optional immediate expensing for domestic research and experimental expenditures, modifications to the Section 163(j) interest limitations, and updates to the GILTI and FDII regimes.

The enactment of the OBBBA did not result in any material adjustments to total income tax provision of the Group for the year ended December 31, 2025. The Group has updated the deferred tax balances to reflect the impact of the OBBBA based on currently available information. As tax laws, related regulations, and interpretations continue to evolve, the current assessments may be revised in future periods as additional guidance regarding the application of the OBBBA becomes available.

b)Reconciliation of accounting and taxable income

Details of the income tax expense and income tax related to profit for the year are as follows:

	Millions of Euros
	2025	2024	2023
Profit before income tax from continuing operations	615	444	206

Tax at 25%	154	111	52
Permanent differences	17	67	(66)
Effect of different tax rates	(30)	(49)	52
Effect of the change in the tax rate in Germany	(51)	—	—
Tax credits (deductions)	(21)	(22)	(2)
Prior year income tax expense	(11)	16	2
Other income tax expenses/(income)	57	108	5
Total income tax expense	115	231	43

Deferred tax	(162)	(75)	(140)
Current tax	277	306	183
Total income tax expense	115	231	43

The effect of the different tax rates is basically due to a change of country mix in profits.

As of December 31, 2025, and 2024, the caption “Other income tax expenses/(income)” includes, among other concepts, the accrual of fiscal provisions (see Note 28(f)).

c)Amounts recognized directly in shareholders’ equity

The breakdown of the tax effect associated with each component of the ‘Other Comprehensive Income’ caption is as follows:

		Millions of Euros
		2025			2024
		Gross	Tax effect	Net	Gross	Tax effect	Net
Cash flow hedges		(1)	—	(1)	(1)	—	(1)
Foreign currency translation differences		(1,055)	—	(1,055)	496	—	496
Gains and losses on non‑current assets held for sale	Note 10	—	—	—	(2)	—	(2)
Gains and losses on the remeasurement of defined benefit plans	Note 26	6	(2)	4	3	(3)	—
Gains and losses on the measurement of financial assets at fair value	Note 11	(80)	—	(80)	(18)	—	(18)
		(1,130)	(2)	(1,132)	478	(3)	475

d)Deferred tax assets and liabilities

Details of deferred tax assets and liabilities are as follows

	Millions of Euros
	Tax effect
	31/12/2025	31/12/2024
Assets
Provisions	29	31
Inventories	78	76
Tax credits (deductions)	40	27
Tax loss carryforwards	89	50
Fixed assets, amortisation and depreciation	80	78
IFRS16 deferred assets	41	40
Other (a)	105	88
Subtotal, assets	462	390
Goodwill	(2)	(2)
Fixed assets, amortisation and depreciation	(6)	(9)
IFRS16 deferred liabilities	(38)	(37)
Other	—	—
Subtotal, net liabilities	(46)	(48)
Deferred assets, net	416	342

Liabilities
Goodwill	(449)	(451)
Intangible assets	(573)	(679)
Fixed assets	(89)	(101)
Debt cancellation costs	(15)	(22)
Deferred tax liability under IFRS 16	(154)	(157)
Others	(3)	(6)
Subtotal, liabilities	(1,283)	(1,416)
Tax loss carryforwards	4	3
Tax credits (deductions)	16	18
Inventories	—	2
Provisions	165	145
Deferred tax asset under IFRS 16	180	183
Other	57	53
Subtotal, net assets	422	404
Net deferred Liabilities	(861)	(1,012)
(a)	The item ‘Other’mainly includes the impact of the temporary limitation on the offsetting of negative tax bases applicable to the Spanish tax group during the period.

Movement in deferred tax assets and liabilities is as follows:

	Millions of Euros
	31/12/2025	31/12/2024	31/12/2023
Deferred tax assets and liabilities
Balance at 1 January	(670)	(688)	(860)
Movements during the year	162	75	140
Business combination (note 3)	—	—	—
Translation differences	63	(57)	32
Balance at 31 December	(445)	(670)	(688)

The Spanish companies have opted to apply accelerated depreciation to certain additions to property, plant and equipment, which has resulted in the corresponding deferred tax liability.

The remaining assets and liabilities recognized in 2025, 2024 and 2023 were recognized in the statement of profit and loss.

The majority of the tax deductions pending application from Spanish companies related mainly to research and development, mature in 18 years. Likewise, the Group estimates that practically the entire amount will be applied in 5 years.

e)	Deferred tax assets and liabilities not recognized

The Group has not recognized as deferred tax assets the tax effect of tax loss carryforwards of Group companies amounting to Euros 74 million (Euros 125 million as of 31 December 2024).

The amount of unrecognized deferred tax liabilities associated with investments in subsidiaries was Euros 75 million as of 31 December 2025 (Euros 80 million as of 31 December 2024).

Commitments arising from the reversal of deferred taxes relating to portfolio provisions are not significant.”

f)Years open to inspection

In accordance with the tax legislation applicable in each jurisdiction, the tax authorities may review and reassess the principal taxes of the Group’s consolidated entities for those fiscal years that remain within the respective statutory limitation periods. The length of such periods varies by country, with the most relevant for the Group being the following:

Ireland applies a four‑year statute of limitations, measured from the end of the chargeable period in which the relevant tax return is filed. Therefore, the tax periods still open are 2021 onwards.

In Germany, under normal circumstances, tax years may be subject to examination for up to four years from the end of the calendar year in which the tax liability arose. Fiscal year 2022 is the last year still open to inspection.

In Spain, a four‑year statute of limitations applies, beginning on the day following the end of the statutory filing deadline for submitting the tax return. However, since the parent company is currently involved in litigation regarding a tax assessment issued by the Spanish tax authorities for fiscal years 2017 to 2019, the statute of limitations for those years has been interrupted. Consequently, 2017 remains the last fiscal year still open to inspection.

For the United States (federal level), the statute of limitations is three years from the filing date of the tax return. This means that, as of December 31, 2025, fiscal years 2022, 2023, and 2024 remain open. In addition, fiscal years 2017 and 2018 also remain open as they are currently under examination.

Tax Audits

The Group is currently undergoing the tax audits explained below. Note that the Group acts with the tax authorities in a cooperative and transparent manner to resolve disputes and considers that its position in the years and matters described below is in accordance with the law and is based on a reasonable interpretation of the applicable regulations. Therefore, the Group intends to file all the appropriate appeals and petitions to best defend its interests. Procedures related to taxes currently on-going are detailed below.

●	Certain companies of the Group domiciled in Spain, taxed under the Spanish tax consolidation regime, were subject to an audit by the Spanish State Tax Administration Agency in relation to Corporate Income Tax for the fiscal years 2014, 2015 and 2016 and Value Added Tax for the years 2015 and 2016.

On 8 November 2021, the Group agreed to the resulting assessments (“conformidad”). No penalties were imposed on any of the Group companies for any of the taxes subject to audit.

This audit has resulted in an adjustment impacting the allocation of taxable income between different jurisdictions and in light of their effect on the Group’s transfer pricing position. Therefore, the Group now has a legal right to recover certain amounts from the corresponding jurisdictions, under a Mutual Agreement Procedure (MAP) in accordance with the provisions of the European Convention on the elimination of double taxation in connection with the adjustment of profits of associated companies. This MAP is currently on-going and, as of 31 December 2025, the Group has recognized a current tax asset of 18 million euro in relation to this matter.

●	Grifols Shared Services North America, Inc. and subsidiaries received in 2020 notification of a tax audit relating to the State Income Tax for the fiscal years 2017 and 2018.

The focus of the audit by the US Internal Revenue Service (“IRS”) is an intercompany intangible licensing transaction and the income generated in the United States from this transaction. The IRS is finalizing a proposed adjustment related to this issue. The Group believes that its transfer pricing position with respect to this intercompany transaction reflected in the originally filed tax returns is robust and that it has meritorious defenses to any IRS proposed adjustment.

In accordance with U.S. tax law, any future tax assessment issued by the IRS (which would include interest running from the filing due date of the original returns) would not give rise to a payment obligation until the taxpayer has exhausted the administrative alternatives that are available to challenge an IRS proposed adjustment (including competent authority proceedings and certain judicial proceedings).

In general, the Group strives to resolve open matters with each tax authority at examination level and may either reach an agreement with a tax authority at any time in the process or later decide to challenge any assessments raised. In any case, the Group reserves its right to file all relevant appeals and claims (both domestic and international) necessary to defend its interests. It is unlikely for the resolution of this complex tax matter to take place within the next 12 months.

●	Certain Group companies domiciled in Spain, taxed under the Spanish tax consolidation regime, recently underwent an audit by the Spanish State Tax Administration Agency, in relation to Corporate Income Tax for the fiscal years 2017 to 2019 and Value Added Tax, personal income tax, non-resident income and capital income tax for June 2018 to December 2019.

In July 2024, the Group disagreed to the corresponding assessment proposals (“disconformidad”) and has received the corresponding final assessments. No penalties were imposed on any of the Group companies for any of the taxes subject to these audit proceedings.

As regards Corporate Income Tax, the assessment is based on a different pricing criteria approach, interrelated with the items under review by the IRS and affecting different jurisdictions in which the Group operates.

In relation to VAT, the assessment relies on a different interpretation of the financial activity carried out by the Group and how such difference affects the deductibility of certain expenses. In this last case, the Group’s position has been partially upheld in a ruling by the Spanish Central Administrative Tribunal (“Tribunal Económico-Administrativo Central”). As noted, the Group intends to file all the appropriate appeals and petitions to best defend its interests.

Moreover, in June 2025, the Spanish State Tax Administration Agency initiated audit proceedings as regards certain Group companies domiciled in Spain, taxed under the Spanish tax consolidation regime. The audit relates to Corporate Income Tax for the fiscal years 2020 to 2023 and Value Added Tax, personal income tax, non-resident income and capital income tax for 2021 to 2023. The audit is currently in its initial stages.

The net tax provision included in the group’s Financial Statements to cover the worldwide exposure to uncertain tax treatments at December 31, 2025 is Euros 180 million, taking into account the offset carried out by the Spanish Tax Authorities for an accumulated amount of 47 million (Euros 137 million as of December 31, 2024). This provision is included under the caption “other creditors” (“Other public entities”) in the consolidated balance sheet. This increase in the net tax provision for uncertain tax positions relates to transfer pricing mainly as a result of an update of potential tax liabilities following the tax audits mentioned above.

Transfer pricing matters are complex, highly subjective and open to disputes involving different tax jurisdictions. The topics under discussion are complex and may take many years to resolve. The tax liability includes uncertain tax treatments that are estimated using either the most likely amount method or the expected value method and depend on the Group’s assessment as to whether the approach taken by the Tax Authorities is likely to be sustained by Tribunals or Courts. Such assessment could change in the future to reflect progress in Tax Authorities’ reviews to the extent that any Tax Authority review is concluded; progress in on-going appeals and international procedures, including the return of taxes which have already been paid under the assessments set out above; changes in legal provisions or in the interpretation of such provisions; or even expiry of the corresponding statutory periods of limitations.

Management believes that it is unlikely that additional liabilities, above the amounts provided, will arise. Also, it is possible that the amounts provided may change and be partially, or even entirely, mitigated in future periods, as reviews, appeals or procedures challenging the Tax Authorities’ approach progress or even the relevant statutes of limitation expire. Management continues to believe that the Group’s position on all its transfer pricing, audits and disputes is robust, and that the Group has recognised appropriate tax provision balances, including consideration of whether corresponding relief will be available under applicable Mutual Agreement Procedures with the different countries.

Timing of cash flows

As highlighted above, the Group is currently under tax audit in several countries and the timing of any resolution of these audits is uncertain.

It is anticipated that tax payments may be required in relation to ongoing tax audits in the coming years in the various jurisdictions in which the Group operates and that, despite the fact that the issues in these audits are interrelated, these may occur in consolidated cash flows as they may affect different time periods. The Group, nevertheless, considers the tax liabilities set out above to appropriately reflect, according to current information, the expected value of any final settlement.

Some of the items discussed above are not currently within the scope of tax authority audits and may take longer to be resolved.

Minimum taxation (Pillar 2 OECD)

The Inclusive Framework on Base Erosion and Profit Shifting (BEPS) of the Organisation for Economic Co-operation and Development (OECD)/G20 addresses the tax challenges arising from the digitalisation of the global economy. The Global Model Rules against Base Erosion (Pillar 2 rules) apply to multinational enterprises (MNEs) with annual revenues exceeding €750 million according to their consolidated financial statements.

On 23 May 2023, the International Accounting Standards Board issued the Model Rules for Pillar Two of the International Tax Reform – Amendments to IAS 12 (the Amendments). The Amendments clarify that IAS 12 applies to income taxes arising from tax legislation enacted or substantially enacted to implement the Pillar 2 model rules published by the OECD, including tax legislation that implements a mechanism (QDMTT) to allow the top-up tax to be collected in the jurisdiction of the subsidiary rather than the jurisdiction of the ultimate parent of the group. The Group has adopted these amendments, which introduce:

●	A mandatory temporary exception to the accounting for deferred taxes arising from the jurisdictional implementation of the Pillar 2 model rules.
●	Disclosure requirements for affected entities to help better understand an entity’s exposure to Pillar 2 income taxes arising from such legislation.

Pillar 2 rules have been adopted in numerous jurisdictions in which the group operates, including, significantly, in European Union jurisdictions such as Spain. In accordance with these rules, the Group is considered a multinational enterprise to which Pillar 2 rules will apply.

The Group has assessed its potential exposure to Pillar 2 income taxes based on the 2024 country-by-country reports and 2025 financial information of the Group’s constituent entities. The effective Pillar 2 tax rates in most jurisdictions in which the Group operates are higher than 15%. The most significant exceptions to this are:

●	Ireland, where the nominal corporate tax rate is 12.5%; although the Group has not incurred in any current tax expense under Pillar 2 in that jurisdiction in the 2025 fiscal year (Euros 6 million in the 2024 fiscal year); and
●	Hong Kong, where a current tax expense under Pillar 2 of Euros 0.2 million has been recognized.

The Group continues to monitor legislative developments in Pillar 2, as other countries enact the Pillar 2 model rules, to assess the potential future impact on its consolidated operating results, financial position and cash flows going forward.